  Exhibit 10.2

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED
SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED SECURITY AGREEMENT (the “Amendment”), dated as of October 10, 2019, is entered by and among Flux Power, Inc., a California corporation (the “Company”), Esenjay Investments, LLC, Cleveland Capital, L.P., Otto Candies, Jr., Paul Candies, Brett Candies, Winn Interest, Ltd., David A. Modesett, Helen M. Tabone and additional parties that join this Amendment as a secured party (each a “Secured Party,” and collectively, the “Secured Parties”), and Esenjay Investments, LLC (“Esenjay”), in its capacity as the collateral agent.

WHEREAS, the Company, Esenjay, and the Secured Parties are the parties to that certain Amended and Restated Security Agreement dated March 28, 2019 (“Security Agreement”); and

WHEREAS, the Company and the Secured Parties desire to amend the Security Agreement pursuant to the Second Amended and Restated Credit Facility Agreement, dated October 10, 2019, by and among the Company and the Secured Parties (the “Restated Credit Facility Agreement”), to increase the maximum amount of the Advances (as defined in the Restated Credit Facility Agreement) from Seven Million Dollars ($7,000,000) to Ten Million Dollars ($10,000,000).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by each party hereto as follows:

1.           Reference to the Credit Facility Agreement. From and after the date of this Agreement, each reference in the Security Agreement to the “Credit Facility Agreement” shall mean and be a reference to the Restated Credit Facility Agreement.

2.           Miscellaneous.

2.1           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Secured Parties under the Security Agreement nor constitute a waiver of any provision of the Security Agreement.

2.2           Except as expressly amended and modified by this Amendment, the Security Agreement is and shall continue to be in full force and effect in accordance with the terms thereof.

2.2           This Amendment may be executed by the parties hereto in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

2.3           The Amendment shall be construed in accordance and governed by the internal laws of the state of California.

2.4           The headings contained in this Amendment are for ease of reference only and shall not be considered in construing this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Amended and Restated Security Agreement to duly executed as of the day and year first written above.

THE COMPANY Flux Power, Inc., a California corporation ________________________________ Ronald Dutt, Chief Executive Officer
SECURED PARTIES Esenjay Investments, LLC ________________________________ Name: Title:
Cleveland Capital, L.P. ________________________________ Name: ________________________________ Title: ________________________________
________________________________ Otto Candies, Jr.
________________________________ Paul Candies
________________________________ Brett Candies

Winn Interest, Ltd.

________________________________
Name: ________________________________
Title: ________________________________

________________________________
David A. Modesett

________________________________________
Helen M. Tabone

Collateral Agent
Esenjay Investments, LLC ________________________________ Name: ________________________________ Title: ________________________________